SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 21, 2002 (May 17, 2002)
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                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          Colorado                        0-7501                81-0214117
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(State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)



                                  404-231-8500
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              (Registrant's telephone number, including area code)



             3399 Peachtree Road N.E., Suite 810, Atlanta, GA 30326
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     Please be advised that effective May 17, 2002, Ruby Mining Company's address has been changed to:

                  Ruby Mining Company
                  One Securities Centre
                  3490 Piedmont Road, Suite 304
                  Atlanta, Georgia 30305

     Telephone and fax numbers remain the same.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RUBY MINING COMPANY
                                            (Registrant)


Dated: May 21, 2002                         By      /s/ Herbert C. Leeming
                                                --------------------------------
                                                Herbert C. Leeming
                                                Chairman and CEO


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